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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the AtheroGenics, Inc. 1995 Stock Option Plan of our report dated February 18, 2000, with respect to the financial statements of AtheroGenics, Inc. included in its Registration Statement (Form S-1 No. 333-31140) and related Prospectus dated August 9, 2000, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Atlanta, Georgia
February 14, 2001